As filed with the Securities and Exchange Commission on September 23, 2026

Registration No. 333-297342

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	2834	46-1821392
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

945 Concord Street, Suite 1217

Framingham, MA 01701

(888) 355-4440

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Peter Ludlum

Interim Chief Executive Officer

Pulmatrix, Inc.

945 Concord Street, Suite 1217

Framingham, MA 01701

(888) 355-4440

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

Rick A. Werner, Esq. Alla Digilova, Esq. Haynes and Boone, LLP 30 Rockefeller Plaza, 26th Floor New York, NY 10112 (212) 659-7300	Mark S. Clyman, Esq. Wilk Auslander LLP Worldwide Plaza 825 Eighth Avenue, Suite 2900 New York, NY 10019 (212) 981-2300

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this registration statement and the satisfaction or waiver of all other conditions under the Merger Agreement described herein.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 4 (“Amendment No. 4”) to the Registration Statement on Form S-4 (File No. 333-297342) of Pulmatrix, Inc. (the “Registration Statement”) is being filed as an exhibits-only filing to remove Exhibit 99.9 in Part II of this Amendment No. 4. Accordingly, this Amendment No. 4 consists only of the cover page, this explanatory note, Item 21 of Part II of the Registration Statement, and the signature pages to the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules

(a) Exhibit List

Exhibit Number	Description
2.1†**	Agreement and Plan of Merger, dated as of March 26, 2026, by and among Pulmatrix, Inc., PUOS Merger Sub, Inc., and Eos SENOLYTIX, Inc. (included as Annex A to this proxy statement/prospectus and incorporated herein by reference).
3.1**	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Pulmatrix (included as Annex B to this proxy statement/prospectus and incorporated herein by reference).
3.2**	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Pulmatrix (included as Annex C to this proxy statement/prospectus and incorporated herein by reference).
3.3**	Amended and Restated Certificate of Incorporation of Eos SENOLYTIX, Inc., filed with the Secretary of State of the State of Delaware on April 29, 2026.
3.4**	Bylaws of Eos SENOLYTIX, Inc.
3.5	Amended and Restated Certificate of Incorporation of Pulmatrix, as amended through June 15, 2015 (incorporated by reference to Exhibit 3.1 to Pulmatrix, Inc.’s Quarterly Report on Form 10-Q (File No. 001-36199) filed with the SEC on August 14, 2015).
3.6	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Pulmatrix, Inc., dated as of June 5, 2018 (incorporated by reference to Exhibit 3.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on June 7, 2018).
3.7	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Pulmatrix, Inc., dated as of February 5, 2019 (incorporated by reference to Exhibit 3.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on February 6, 2019).
3.8	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Pulmatrix, Inc., dated as of February 28, 2022 (incorporated by reference to Exhibit 3.7 to Pulmatrix, Inc.’s Annual Report on Form 10-K (File No. 001-36199) filed with the SEC on March 29, 2022).
3.9	Form of Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to Pulmatrix, Inc.’s Current Report on Form 8-K/A (File No. 001-36199) filed with the SEC on December 17, 2021).
3.10	Certificate of Correction to the Certificate of Designation, filed December 16, 2021 (incorporated by reference to Exhibit 3.2 to Pulmatrix, Inc.’s Current Report on Form 8-K/A (File No. 001-36199) filed with the SEC on December 17, 2021).
3.11	Restated Bylaws of Pulmatrix, Inc., as amended through June 15, 2015 (incorporated by reference to Exhibit 3.2 to Pulmatrix, Inc.’s Quarterly Report on Form 10-Q (File No. 001-36199) filed with the SEC on August 14, 2015).
3.12	Amendment to the Restated Bylaws of Pulmatrix, Inc., dated as of April 28, 2022 (incorporated by reference to Exhibit 3.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on April 29, 2022).
3.13	Amendment to the Restated Bylaws of Pulmatrix, Inc., dated as of February 11, 2025 (incorporated by reference to Exhibit 3.1 to Pulmatrix’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on February 14, 2025).
3.14	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, filed on March 26, 2026 (incorporated by reference to Exhibit 3.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on March 27, 2026).
4.1	Form of Specimen Stock Certificate (incorporated by reference to Exhibit 4.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on June 16, 2015).
4.2	Form of Warrant, dated as of July 9, 2020 (incorporated by reference to Exhibit 4.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on July 9, 2020).
4.3	Form of Common Stock Purchase Warrant, dated December 17, 2021 (incorporated by reference to Exhibit 4.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on December 15, 2021).
4.4	Form of Placement Agent Warrant dated December 17, 2021 (incorporated by reference to Exhibit 4.2 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on December 15, 2021).

Exhibit Number	Description
4.5	Form of Placement Agent Warrant dated February 16, 2021 (incorporated by reference to Exhibit 4.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on February 16, 2021).
4.6	Description of Securities (incorporated by reference to Exhibit 4.21 to Pulmatrix, Inc.’s Annual Report on Form 10-K (File No. 001-36199) filed with the SEC on March 29, 2022).
4.7**	Form of Convertible Promissory Note.
5.1**	Opinion of Haynes and Boone, LLP, counsel to Pulmatrix, Inc.
10.1**	Form of Lock-Up Agreement (included as Annex E to this proxy statement/prospectus and incorporated herein by reference).
10.2	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on November 13, 2024).
10.3#	Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan (incorporated by reference to Exhibit 10.6 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on June 16, 2015).
10.4#	Pulmatrix, Inc. 2003 Employee, Director and Consultant Stock Plan (incorporated by reference to Exhibit 99.2 to Pulmatrix, Inc.’s Registration Statement on Form S-8 (File No. 333-205752) filed with the SEC on July 20, 2015).
10.5#	Pulmatrix, Inc. 2003 Employee, Director and Consultant Stock Plan (incorporated by reference to Exhibit 99.3 to Pulmatrix, Inc.’s Registration Statement on Form S-8 (File No. 333-205752) filed with the SEC on July 20, 2015).
10.6#	First Amendment to the Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan, dated as of June 5, 2018 (incorporated by reference to Exhibit 10.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on June 7, 2018).
10.7#	Second Amendment to the Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan, dated March 11, 2019 (incorporated by reference to Exhibit 99.3 to Pulmatrix, Inc.’s Registration Statement on Form S-8 (File No. 333-231935) filed with the SEC on June 4, 2019).
10.8#	Third Amendment to the Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan, dated as of September 6, 2019 (incorporated by reference to Exhibit 10.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on June 9, 2019).
10.9#	Amended and Restated Employment Agreement, dated June 28, 2019, by and between the Company and Teofilo Raad (incorporated by reference to Exhibit 10.1 to Pulmatrix, Inc.’s Annual Report on Form 10-K/A (File No. 001-36199) filed with the SEC on June 28, 2019).
10.10	Consulting Agreement, dated November 30, 2021, by and between Pulmatrix, Inc. and Danforth Advisors, LLC (incorporated by reference to Exhibit 10.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on April 14, 2022).

Exhibit Number	Description
10.11#	Amendment No. 3 to Consulting Agreement, dated as of July 15, 2024, by and between Pulmatrix, Inc. and Danforth Advisors, LLC (incorporated by reference to Exhibit 10.2 of Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on June 19, 2024).
10.12#	Letter Agreement, dated January 6, 2024, by and between Teofilo Raad and the Company (incorporated by reference to Exhibit 10.2 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on January 8, 2024).
10.13#	General Release and Severance Agreement, dated as of July 19, 2024, by and between Pulmatrix, Inc. and Teofilo Raad (incorporated by reference to Exhibit 10.1 of Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on June 19, 2024).
10.14#	Letter Agreement, dated as of July 15, 2024, by and between Pulmatrix, Inc. and Peter Ludlum (incorporated by reference to Exhibit 10.3 of Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on June 19, 2024).
10.15††	License, Development and Commercialization Agreement, dated June 9, 2017, by and between Pulmatrix, Inc. and Respivert Ltd. (incorporated by reference to Exhibit 10.1 to Pulmatrix, Inc.’s Quarterly Report on Form 10-Q (File No. 001-36199) filed with the SEC on August 4, 2017).
10.16	Development and Commercialization Agreement, dated as of April 15, 2019, by and between Cipla Technologies, LLC and Pulmatrix, Inc. (incorporated by reference to Exhibit 10.4 to Pulmatrix, Inc.’s Quarterly Report on Form 10-Q (File No. 001-36199) filed with the SEC on August 5, 2019).
10.17††	Second Amendment to Development and Commercialization Agreement, dated as of November 8, 2021, by and between Cipla Technologies, LLC and Pulmatrix, Inc. (incorporated by reference to Exhibit 10.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on November 9, 2021).
10.18†	Third Amendment to the Development and Commercialization Agreement, dated as of January 6, 2024, by and among Pulmatrix, Inc., Pulmatrix Operating Company, Inc., and Cipla Technologies LLC (incorporated by reference to Exhibit 10.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on January 8, 2024).
10.19	License, Development and Commercialization Agreement, by and between Pulmatrix, Inc. and Johnson & Johnson Enterprise Innovation, Inc., dated as of December 26, 2019 (incorporated by reference to Exhibit 10.13 to Pulmatrix, Inc.’s Annual Report on Form 10-K (File No. 001-36199) filed with the SEC on March 26, 2020).
10.20	Form of Letter Agreement, dated as of July 9, 2020 (incorporated by reference to Exhibit 10.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on July 9, 2020).
10.21	Form of Securities Purchase Agreement, dated as of December 15, 2021, by and between Pulmatrix, Inc. and the purchaser parties thereto (incorporated by reference to Exhibit 10.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on December 15, 2021).
10.22	Form of Securities Purchase Agreement, dated as of February 11, 2021, by and between Pulmatrix, Inc. and the purchaser parties thereto (incorporated by reference to Exhibit 10.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on February 16, 2021).
10.23	Bill of Sale and Assignment Agreement, dated as of May 28, 2024, by and between Pulmatrix, Inc. and MannKind Corporation (incorporated by reference to Exhibit 10.4 to Pulmatrix, Inc.’s Quarterly Report on Form 10-Q (File No. 001-36199) filed with the SEC on August 13, 2024).
10.24	Intellectual Property Cross License Agreement, dated as of May 28, 2024, by and between Pulmatrix, Inc. and MannKind Corporation (incorporated by reference to Exhibit 10.5 to Pulmatrix, Inc.’s Quarterly Report on Form 10-Q (File No. 001-36199) filed with the SEC on August 13, 2024).
10.25	Master Services Agreement, dated as of May 28, 2024, by and between Pulmatrix, Inc. and MannKind Corporation (incorporated by reference to Exhibit 10.6 to Pulmatrix, Inc.’s Quarterly Report on Form 10-Q (File No. 001-36199) filed with the SEC on August 13, 2024).
10.26	Form of Securities Purchase Agreement, dated as of March 26, 2026, by and between the Company and the investor named therein (incorporated by reference to Exhibit 10.1 to Pulmatrix, Inc.’s Current Report on Form 8-K (File No. 001-36199) filed with the SEC on March 27, 2026).

Exhibit Number	Description
10.27**	Form of Voting Agreement (included as Annex F to this proxy statement/prospectus and incorporated herein by reference).
10.28**	License and Services Agreement, dated February 9, 2026, by and between SENOTHERAPEUTIX, Inc. and Eos SENOLYTIX, Inc.
10.29**	Amended and Restated Securities Purchase Agreement, effective as of April 9, 2026, by and between Eos SENOLYTIX, Inc. and RCM Eos HOLDINGS, LLC.
10.30**	License Agreement, dated April 1, 2026, by and between K2 Biolabs, Inc. and Eos SENOLYTIX, Inc.
10.31**	Stockholders’ Agreement, dated October 15, 2024, by and among Eos SENOLYTIX, Inc. and the other parties from time to time party thereto.
10.32**	Form of Subscription Agreement and Investor Questionnaire relating to the Series A Preferred Financing, including the Form of Warrant Agreement attached as an exhibit thereto.
10.33**	Form of Eos SENOLYTIX, Inc. CEO RSU (included as Annex I to this proxy statement/prospectus and incorporated herein by reference)
10.34**	Termination Agreement, dated June 29, 2026, by and among Pulmatrix, Inc., EOS Senolytix, Inc. and Senotherapeutix, Inc.
10.35**††	Letter Agreement, dated March 26, 2026, by and between Palladium Capital Group, LLC and Eos Senolytix, Inc.
10.36**	Letter Agreement, dated February 12, 2026, by and between Palladium Capital Markets Group, LLC and Pulmatrix, Inc.
10.37**	Retention Bonus Agreement, dated September 16, 2026, by and between Peter Ludlum and Pulmatrix, Inc.
10.38**#	Eos Senolytix 2024 Equity Incentive Plan.
21.1	List of Subsidiaries of Pulmatrix, Inc. (incorporated by reference to Exhibit 21.1 to Pulmatrix, Inc.’s Annual Report on Form 10-K (File No. 001-36199) filed with the SEC on March 28, 2024).
23.1**	Consent of Stephano Slack LLC, independent registered public accounting firm of Eos SENOLYTIX, Inc.
23.2**	Consent of CBIZ CPAs P.C., independent registered public accounting firm of Pulmatrix, Inc.
23.3**	Consent of Marcum LLP, former independent registered public accounting firm of Pulmatrix, Inc.
23.4**	Consent of Haynes and Boone, LLP (included in Exhibit 5.1).
24.1	Power of Attorney incorporated by reference to Exhibit 24.1 to Pulmatrix’s Registration Statement on Form S-4 filed with the SEC on July 9, 2026.
99.1**	Consent of Kevin Slawin to serve as a director of Pulmatrix, Inc., to be renamed Eos SENOLYTIX, Inc.
99.2**	Consent of Frank McGuyer to serve as a director of Pulmatrix, Inc., to be renamed Eos SENOLYTIX, Inc.
99.3**	Consent of Jerold Winograd to serve as a director of Pulmatrix, Inc., to be renamed Eos SENOLYTIX, Inc.
99.4**	Consent of Ralph Mack to serve as a director of Pulmatrix, Inc., to be renamed Eos SENOLYTIX, Inc.
99.5**	Consent of Brian Goldstein to serve as director of Pulmatrix, Inc., to be renamed Eos SENOLYTIX, Inc.
99.6**	Consent of Blair LaCorte to serve as director of Pulmatrix, Inc., to be renamed Eos SENOLYTIX, Inc.
99.7**	Consent of Teofilo Raad to serve as director of Pulmatrix, Inc., to be renamed Eos SENOLYTIX Inc.
99.8**	Consent of Gemini Valuation Services, LLC.
101.INS*	Inline XBRL Instance Document
101.SCH*	Inline XBRL Taxonomy Extension Schema Document
101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	Inline XBRL Taxonomy Presentation Linkbase Document
104*	Cover Page Interactive Data File. Formatted in Inline XBRL and contained in exhibit 101.
107**	Filing Fee Table.

†	The annexes, schedules, and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Pulmatrix hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

††	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with the rules of the SEC.

#	Indicates a management contract or compensatory plan.

*	Filed herewith.

**	Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized on this 23rd day of September 2026.

PULMATRIX, INC.

By:	/s/ Peter Ludlum
Name:	Peter Ludlum
Title:	Interim Chief Executive Officer and Interim Chief Financial Officer

Pursuant to the requirements of the Securities Act, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Peter Ludlum	Interim Chief Executive Officer and Interim Chief Financial Officer (Principal Executive, Financial and Accounting Officer)	September 23, 2026
Peter Ludlum

*	Chairman and Director	September 23, 2026
Michael J. Higgins

*	Director	September 23, 2026
Anand Varadan

*	Director	September 23, 2026
Richard Batycky

*	Director	September 23, 2026
Christopher Cabell

*	Director	September 23, 2026
Todd Bazemore

By:	/s/ Peter Ludlum
Peter Ludlum Attorney-in-fact